Exhibit 10.2
JOINDER AGREEMENT
          THIS JOINDER TO SECURITY AGREEMENT AND STOCK PLEDGE AGREEMENT (this “Joinder”) is executed as of August 28, 2007 by SILICON MOUNTAIN HOLDINGS, INC., a Colorado corporation (the “Joining Party”), and delivered to Laurus Master Fund, Ltd. (“LMF”), Valens U.S. SPV I, LLC (“Valens U.S.”), Valens Offshore SPV I, Ltd. (“Valens Offshore”) and PSource Structured Debt Limited (“PSource” and, together with LMF, Valens U.S. and Valens Offshore, the “Purchasers” and each, a “Purchaser”). Except as otherwise defined herein, terms used herein and defined in the Security Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H:
          WHEREAS, SILICON MOUNTAIN MEMORY, INCORPORATED, a Colorado corporation (the “Company”), certain Subsidiaries of the Company and LMF, have entered into a Security and Purchase Agreement, made as of September 25, 2006 (as amended, restated, modified and/or supplemented from time to time, the “Security Agreement”), providing for the issuance of the Notes and the Warrant and the execution of the Ancillary Agreement referred to in the Security Agreement;
          WHEREAS, the Joining Party is the parent company of the Company and desires, or is required pursuant to the provisions of the Security Agreement, to become the “Parent” under the Security Agreement and a “Pledgor” under the Stock Pledge Agreement;
          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to each Purchaser and hereby covenants and agrees with each Purchaser as follows:
          NOW, THEREFORE, the Joining Party agrees as follows:
          1. By this Joinder, the Joining Party becomes (i) the “Parent” for all purposes under the Security Agreement, as contemplated in the definition of “Public Company” and (ii) a “Pledgor” for all purposes under the Stock Pledge Agreement.
          2. The Joining Party agrees that, upon its execution hereof, it will become the “Parent” under, and as defined in, the Security Agreement, and will be bound by all terms, conditions and duties applicable to the Parent under the Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as in the Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to each Purchaser and grants to each Purchaser a security interest in all Collateral (as defined in the Security Agreement), if any, now owned or, to the extent provided in the Security Agreement, hereafter acquired by it.
          3. The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in, the Stock Pledge Agreement, and will be bound by all terms,
Joinder Agreement

conditions and duties applicable to a Pledgor under the Stock Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the Stock Pledge Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to each Purchaser and grants to each Purchaser a security interest in all Collateral (as defined in the Stock Pledge Agreement, as amended hereby), if any, now owned or, to the extent provided in the Stock Pledge Agreement, hereafter acquired by it.
          4. In connection with the grant by the Joining Party, pursuant to paragraphs 2 and 3 above, of a security interest in all of its right, title and interest in the Collateral (as defined in the Stock Pledge Agreement) in favor of each Purchaser, the Joining Party (i) agrees to deliver to the Purchasers, together with the delivery of this Joinder, each of the items specified in Section 3 of the Stock Pledge Agreement, (ii) agrees to execute (if necessary) and deliver to each Purchaser such financing statements, in form acceptable to such Purchaser, as such Purchaser may reasonably request or as are necessary or desirable in the opinion of such Purchaser to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in the Security Agreement and the Stock Pledge Agreement) owned by the Joining Party, and (iii) authorizes each Purchaser to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” of the Joining Party (or any substantially similar variation thereof)).
          5. Without limiting the foregoing, the Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as, a Pledgor pursuant to the Stock Pledge Agreement and the Parent pursuant to the Security Agreement, in each case, as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a Pledgor pursuant to the Stock Pledge Agreement, the Parent pursuant to the Security Agreement, and all other Ancillary Agreements to which it is or becomes a party.
          6. Schedule A to the Stock Pledge Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex I.
          7. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the the Security Agreement or any Ancillary Agreement without the prior written consent of the Purchasers or as otherwise permitted by the Security Agreement or any Ancillary Agreement. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.
Joinder Agreement

          8. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute an “Ancillary Agreement” for all purposes of the Security Agreement and the Ancillary Agreements.
          9. The effective date of this Joinder is August 28, 2007.
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Joinder Agreement

          IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.

SILICON MOUNTAIN HOLDINGS, INC.
By:	/s/ Rudolph (Tré) A. Cates III Cates
Name: Rudolph (Tré) A. Cates III
Title: CEO

Acknowledged and Agreed to by:

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
Name:	David Grin
Title:	Director

VALENS U.S. SPV I, LLC

By: Valens Capital Management, LLC, its investment manager

By:	/s/ David Grin
Name:	David Grin
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By: Valens Capital Management, LLC, its investment manager

By:	/s/ David Grin
Name:	David Grin
Title: Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By: Laurus Capital Management, LLC, its investment manager

By:	/s/ David Grin
Name:	David Grin
Title: Principal
Joinder Agreement

ANNEX I
SCHEDULE A to the Stock Pledge Agreement
Pledged Stock

			Stock		Number	% of
		Class of	Certificate		of	Outstanding
Pledgor	Issuer	Stock	Number	Par Value	Shares	Shares
Silicon Mountain Holdings, Inc.	Silicon Mountain Memory, Incorporation	Common Stock		$0.01		100%

Joinder Agreement